                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the StarTek, Inc. Stock Option Plan of our report dated February 14, 2001, with respect to the consolidated financial statements of StarTek, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.



/s/ ERNST & YOUNG, LLP


Denver, Colorado
June 13, 2001